Exhibit 10.3

SECOND AMENDMENT OF AGREEMENTS OF SALE

This Second Amendment of Agreements of Sale (“Amendment”) is entered into as of August 4, 2006, by and among College Park Investments, LLC (“Buyer”) and each of University Commons-East Lansing, Ltd., Capstone Commons-Athens, Ltd., University Commons-Baton Rouge, Ltd., University Commons-Bloomington, IN., Ltd., University Commons-Columbia, S.C., L.P., University Commons-Eugene, OR., Ltd., University Commons-Lexington, KY., Ltd., University Commons-Ohio, Ltd., University Commons-Starkville, Ltd., University Commons-Tuscaloosa, Ltd., University Commons-Urbana, IL., Ltd. (collectively, “Sellers”, and each a “Seller”).

In consideration of the mutual agreements herein set forth, the parties hereto, intending to be legally bound and to bind their successors and assigns, agree as follows.

1.             Background.  Sellers and Buyer entered into eleven (11) separate Agreements of Sale, each dated June 5, 2006, each of which was amended by a certain First Amendment of Agreements of Sale and Deposit and Escrow Agreement, dated as of July 27, 2006 (collectively, “Agreements of Sale”) with respect to certain Properties identified in Exhibit “A” hereto, each of which Property is more particularly described in each Agreement of Sale.  Capitalized terms used but not defined herein have the meanings set forth in the Agreements of Sale.

2.             Amendment.  (A)  Each Agreement of Sale is hereby amended as follows:

(i)            Section 11.2 of each Agreement of Sale is hereby deleted in its entirety and replaced with the following:  “Closing shall be held at 10:00 A.M. prevailing local time on the date (the “Closing Date”) which shall be October 2, 2006, or such date as is mutually agreed upon by the parties.”

(ii)           Section 4.5 of those certain Agreements of Sale that are identified in Exhibit “B” hereto are hereby amended by adding thereto the relevant Section 4.5 (F) from Exhibit “B”.

3.             Ratification.  As hereby amended, the Agreements of Sale are hereby ratified and confirmed by the parties.  In the case of any inconsistencies between the terms and conditions contained in the Agreements of Sale and the terms and conditions contained in this Amendment, the terms and conditions contained in this Amendment shall control.

4.             Counterparts.  This Amendment may be executed by the parties in separate counterparts, which, when delivered by the parties, shall constitute one instrument.

IN WITNESS WHEREOF, Buyer and Sellers have caused this Amendment to be executed and delivered as of the date first above written.

BUYER:

College Park Investments, LLC, a Delaware limited liability company

By:	/s/ John Ferer
Name: John Ferer
Title: Assistant Vice President

SELLERS:

Capstone Commons-Athens, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Baton Rouge, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Bloomington, IN., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons, Columbia, S.C., L.P., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-East Lansing, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Eugene, OR., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Lexington, KY., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Ohio, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Starkville, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Tuscaloosa, Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

University Commons-Urbana, IL., Ltd., an Alabama limited partnership

By:	Capstone Development Corp., an Alabama corporation, its sole general partner

By:	/s/ Rob Howland
Name: Rob Howland
Title: Senior Vice President

Exhibit “A”

Property	Seller

Capstone Commons Apartments 2501 Abbott Road East Lansing, MI 48823-1415	University Commons-East Lansing, Ltd.

University Commons Athens 1000 Lakeside Drive Athens, GA 30605	Capstone Commons-Athens, Ltd

University Commons Baton Rouge 4600 Burbank Drive Baton Rouge, LA 70820	University Commons-Baton Rouge, Ltd.

University Commons Bloomington 1150 Clarizz Boulevard Bloomington, IN 47401	University Commons-Bloomington, IN., Ltd.

University Commons Columbia 800 Alexander Road Cayce, SC 29033	University Commons-Columbia, S.C., L.P.

University Commons Eugene 90 Commons Drive Eugene, OR 97401	University Commons-Eugene, OR., Ltd.

University Commons Lexington 845 Red Mile Road Lexington, KY 40504	University Commons-Lexington, KY., Ltd.

University Commons Oxford 5262 Brown Road Oxford, OH 45056	University Commons-Ohio, Ltd.

University Commons Starkville 1000 Campus View Drive Starkville, MS 39759	University Commons-Starkville, Ltd.

University Commons Tuscaloosa 301 Helen Keller Blvd. Tuscaloosa, AL 35404	University Commons-Tuscaloosa, Ltd.

University Commons Urbana 1321 Lincoln Ave. Urbana, IL 61801	University Commons-Urbana, IL., Ltd.

EXHIBIT “B”

1.             New section 4.5(F) is hereby added to Agreement of Sale between Buyer and University Commons - East Lansing, Ltd.:

4.5(F) Through the Closing Date, Seller shall use reasonable commercial efforts to:

(i) obtain an estoppel, in the form previously circulated, from Arbor Glen (adjacent property owner) certifying to Seller and Buyer, among other things, that Seller is in compliance with a certain ingress/egress easement agreement to which Arbor Glen is a party and that all monetary obligations under such agreement; if any, have been satisfied;

(ii) obtain and record a partial release of a certain power company easement, in form reasonably acceptable to Buyer, so that the building on the east side of the Property no longer encroaches into the easement area; and

(iii) cause the Title Insurance Company to remove as an exception from the Title Insurance Commitment the use restriction listed as item 3 to Schedule B to the Title Insurance Commitment.

2.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons -Athens, Ltd.:

4.5(F) On or before the Closing Date, Seller shall provide the appropriate written notice to Charter Communications, as required by the Service Distribution Easement and Maintenance Agreement filed February 4, 2002, recorded at Deed Book 2148, page 225.

3.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons-Columbia, S.C. is hereby added, Ltd.:

4.5(F)(aa) Through the Closing Date, Seller shall use reasonable commercial efforts to:

(i) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, an estoppel from Indigo Associates, certifying to Seller, Buyer and Buyer’s lender(s), among other things, that Seller is in compliance with that certain Easement Grant recorded in Book 2780, page 252 and that all maintenance and monetary obligations thereunder have been satisfied as of Closing;

(ii) provide written confirmation that the Property is currently in compliance with the building restrictions identified in Item 47 of Schedule B - Section 2 of the Title Insurance Commitment, cause a “no violation of restrictions” endorsement to be attached to Buyer’s Title Insurance Policy, and cause the Title Company to add the standard endorsement that the policy insures restrictions with respect to race, gender, disability, etc.;

(iii) with respect to Alexander Road, a private drive: (aa) provide information, in form reasonably acceptable to Buyer as to what other properties share such drive, if any, and who is responsible for maintaining such drive, and (bb) record an access easement, in form and substance reasonably satisfactory to Buyer, giving Buyer and its successors and assigns the right to use the portions of such drive not covered by the existing appurtenant access easement;

(iv) cause Items 10, 46 and 48(b) (easement described in Book 1247, page 12) of Schedule B – Section 2 of the Title Insurance Commitment to be removed, as an exception to coverage, from Buyer’s title insurance policy (these items do not affect the Property according to the Survey);

(v) either (aa) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, written confirmation from the City of Cayce that the building encroachments into waterline easement areas (Items 16 and 33 of Schedule B – Section 2 of the Title Insurance Commitment) are acceptable to the City of Cayce, or (bb) remove such encroachments; and

(vi) either (aa) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, written confirmation from the adjacent property owner(s) that the University Commons sign encroachment is acceptable to such party(ies), or (bb) remove such encroachment.

(bb)         Seller and Buyer shall use commercially reasonable efforts to obtain the underlying documents listed as Items 11, 12 and 48(c) of Schedule B – Section 2 of the Title Insurance Commitment, which shall be in form reasonably acceptable to Buyer.  Notwithstanding any contrary provisions in any Agreement of Sale, in the event said documents are not produced or are objectionable to Buyer’s lender or impose a material financial obligation on Buyer, Buyer shall have the right, exercisable by giving notice to Seller within five (5) Business Days after receipt of such documents, to object, and Seller shall have a period of five (5) Business Days to respond to such objection.  If Seller and Buyer are unable to resolve such item(s) within five (5) Business Days thereafter, Buyer may elect to terminate this Agreement, whereupon the Deposit shall be refunded to Buyer within one (1) Business Day after such notice.

4.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons-Eugene, OR, Ltd.:

4.5(F)(aa) Through the Closing Date, Seller shall use commercially reasonable efforts to:

(i) provide Buyer with an amendment to the easement referred to in Item 10 of the Title Insurance Commitment confirming that the Eugene Water and Electric Board waives its right to realign or relocate the easement, which shall be in form reasonably acceptable to Buyer;

(ii) provide Buyer with confirmation that the agreement referred to in Item 13 of the Title Insurance Commitment has expired and cause the Title Insurance Company to remove the item of record;

(iii) provide Buyer with confirmation that the agreement referred to in Item 15 of the Title Insurance Commitment has been terminated and cause the Title Insurance Company to remove the item of record; and

(iv) provide Buyer with confirmation that the agreement referred to in Item 16 of the Title Insurance Commitment has been terminated and cause the Title Insurance Company to remove the item of record.

(bb)(i) As promptly as practicable, Seller shall provide Buyer with a copy of the Settlement Agreement referred in Item 8 of the Title Insurance Commitment, which shall be in form reasonably acceptable to Buyer.  Notwithstanding any contrary provisions in any Agreement of Sale, in the event said Agreement is objectionable to Buyer’s lender or impose a material financial obligation on Buyer, Buyer shall have the right, exercisable by giving notice to Seller within five (5) Business Days after receipt of such Agreement, to object, and Seller shall have a period of five (5) Business Days to respond to such objection.  If Seller and Buyer are unable to resolve such item(s) within five (5) Business Days thereafter, Buyer may elect to terminate this Agreement, whereupon the Deposit shall be refunded to Buyer within one (1) Business Day after such notice.

(ii) As promptly as practicable, Seller shall provide Buyer with a copy of the Planned Unit Development Agreement referred to in Item 7 of the Title Insurance Commitment, which shall be in form reasonably acceptable to Buyer.  Notwithstanding any contrary provisions in any Agreement of Sale, in the event said Agreement is objectionable to Buyer’s lender or impose a material financial obligation on Buyer, Buyer shall have the right, exercisable by giving notice to Seller within five (5) Business Days after receipt of such Agreement, to object, and Seller shall have a period of five (5) Business Days to respond to such objection.  If Seller and Buyer are unable to resolve such item(s) within five (5) Business Days thereafter, Buyer may elect to terminate this Agreement, whereupon the Deposit shall be refunded to Buyer within one (1) Business Day after such notice.

5.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons – Ohio, LTD:

4.5(F)(aa) Through the Closing Date, Seller shall use commercially reasonable efforts to:

(i) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, an estoppel from the City of Oxford, certifying to Seller, Buyer and Buyer’s lender(s), among other things, that Seller is in compliance with a certain Development Agreement, all work has been completed in accordance with such agreement and that there are no outstanding maintenance or monetary obligations with respect to such agreement;

(ii) cause to be removed as an exception from the Title Insurance Commitment the rights of the Eastern Shawnee Tribe of Oklahoma; and

(iii) either (aa) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, written confirmation from the holder of water and utility easements that the building encroachments into waterline and utility easement areas are acceptable to such holders, or (bb) remove such encroachments.

6.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons-Starkville, Ltd.:

4.5(F) Through the Closing Date, Seller shall use commercially reasonable efforts to:

(i)            cause items 10 and 11 of Schedule B – Section 2 of the Title Insurance Commitment to be removed from Schedule B – Section 2 of the Title Insurance Commitment;

(ii)           upon receipt of a revised Survey, cause any or all of items 7, 13, 14 and 15 of Schedule B – Section 2 of the Title Insurance Commitment to be removed from Schedule B – Section 2 of the Title Insurance Commitment, to the extent such easements do not affect the Property; and

(iii)          provide Buyer with information regarding the “prescriptive easements” identified in items 8, 9 and 12 of Schedule B – Section 2 of the Title Insurance Commitment and, if any of them are not in force and effect, cause same to be removed from Schedule B – Section 2 of the Title Insurance Commitment prior to Closing.

7.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons - Tuscaloosa, Ltd.:

4.5(F)(aa) Through the Closing Date, Seller shall use commercially reasonable efforts to:

(i) with respect to the building and use restrictions in favor of University Boulevard Neighborhood Associates (“UBNA”) identified in Item 11 of Schedule B – Section 2 of the Title Insurance Commitment, either (aa) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, an estoppel from UBNA, or its constituent entities if such association no longer exists, certifying to Seller, Buyer and Buyer’s lender(s), among other things, that the Property is in compliance with such agreement and all work has been completed in accordance with such agreement and obtain and record an amendment to the agreement deleting Section 2(h) of the agreement in its entirety, or (b) cause the Title Company to provide affirmative insurance to Buyer and its lender, which insurance shall be acceptable to such lender with respect to such agreement, including, without limitation, Section 2(h) relating to the form of lease.  Seller shall provide the Title Insurance Company with an affidavit substantially in the same form as was provided in connection with title insurance for the neighboring condominium property; and

(ii) obtain and deliver to Buyer, in form reasonably acceptable to Buyer, an estoppel from the City of Tuscaloosa certifying to Seller, Buyer and Buyer’s lender(s), among other things, that the Property is in compliance with Ordinance 3307, all work has been completed in accordance with such ordinance and that there are no outstanding obligations with respect to such ordinance.

(bb) Buyer and Seller shall use commercially reasonable efforts to obtain documents described in Items 10 and 16-19 of Schedule B – Section 2 of the Title Insurance Commitment.  Notwithstanding any contrary provisions in any Agreement of Sale, in the event said documents are not produced or are objectionable to Buyer’s lender or impose a material financial obligation on Buyer, Buyer shall have the right, exercisable by giving notice to Seller within five (5) Business Days after receipt of such documents, to object, and Seller shall have a period of five (5) Business Days to respond to such objection.  If Seller and Buyer are unable to resolve such item(s) within five (5) Business Days thereafter, Buyer may elect to terminate this Agreement, whereupon the Deposit shall be refunded to Buyer within one (1) Business Day after such notice.

8.             New section 4.5 (F) is hereby added to Agreement of Sale between Buyer and University Commons- Urbana, IL. Ltd.:

4.5(F)(aa) On or before the Closing Date, Seller shall:

(i)            complete remediation of encroachment of dumpster pad into land adjoining the northeast corner of the Property, to Buyer’s reasonable satisfaction.

(bb)         Through the Closing Date, Seller will use commercially reasonable efforts to:

(i)            provide to Buyer reasonable evidence of ownership of the chain link fence that surrounds the Land.  If the fence is owned by Seller, then Seller shall either (i) deliver to Buyer reasonable evidence (e.g., new easement agreements) that all encroachments of such fence into property not owned by Seller are permitted by the owners of such property, or (ii) relocate the encroaching portions of the fence onto the Land;

(ii)           provide to Buyer, in form reasonably acceptable to Buyer, a release of the easement in favor of Illinois Power Company (i.e. item 9 of Schedule B of the Title Insurance Commitment); and

(iii)          provide from utility company consent to encroachment into easement by Buildings 1335/1337 (as marked on Survey), in form reasonably satisfactory to Buyer.